THE MAINSTAY GROUP OF FUNDS

MainStay Balanced Fund

Supplement dated December 17, 2012 (“Supplement”) to the

Summary Prospectus and Prospectus, each dated May 25, 2012

This Supplement updates certain information contained in the Summary Prospectus and Prospectus for MainStay Balanced Fund (the “Fund”), a series of MainStay Funds Trust (“Trust”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

At a meeting held on December 10-12, 2012, the Trust’s Board of Trustees, including the Independent Trustees, approved the following changes, effective February 28, 2013:

Principal Investment Strategy Change

The last paragraph of the Equity Investment Process section of the Summary Prospectus and Prospectus is changed to read as follows:

The Fund seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued and overvalued securities. Investments are selected using an objective, disciplined and broadly-applied process, while seeking to limit exposure to risk.

Portfolio Manager Addition

Andrew Ver Planck, Managing Director of Madison Square Investors LLC, is added as a portfolio manager of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.